UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024 (August 22, 2024)

Talis Biomedical Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40047	46-3122255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 West Fulton Market Suite 700
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 433-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 19, 2024, Talis Biomedical Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the Company’s quarterly report on Form 10-Q and disclosed that the Company had suspended all research and development activities as of June 30, 2024, anticipated commencing a voluntary petition under Chapter 11 of the United States Code and expected that the Company would be delisted from the Nasdaq Stock Market.

On August 22, 2024, the Company received a letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that based upon Nasdaq’s review of the Company and pursuant to Nasdaq Listing Rule 5101 (the “Listing Rule”), Nasdaq believes that the Company is a “public shell,” and that the continued listing of its common stock is no longer warranted. Nasdaq’s notice also provided that, unless the Company timely appeals Nasdaq’s determination, it would be subject to delisting.

While the Company does not believe that it currently meets the definition of a shell company as defined in Rule 12b-2 of the Exchange Act, given the suspension of all of its research and development activities as of June 30, 2024, it does not intend to petition Nasdaq for a hearing to appeal Nasdaq’s determination. Accordingly, trading of the Company’s common stock will be suspended at the opening of business on September 3, 2024, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s common stock from listing and registration on the Nasdaq Stock Market.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talis Biomedical Corporation

Date:	August 23, 2024	By:	/s/ Robert J. Kelley
Robert J. Kelley Chief Executive Officer